Investor Presentation Q2 2019 Exhibit 99.1

Important Notice Q2 2019 Property of GI Dynamics, Inc. Currency References Financial amounts in this presentation are expressed in U.S. Dollars, except where specifically noted. Forward-Looking Statements This presentation may contain forward-looking statements. These statements are based on GI Dynamics management’s current estimates and expectations of future events as of the date of this announcement. Furthermore, the estimates are subject to several risks and uncertainties that could cause actual results to differ materially and adversely from those indicated in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with our ability to continue to operate as a going concern; our ability to raise sufficient additional funds to continue operations and to conduct the planned pivotal trial of EndoBarrier in the United States (STEP-1); our ability to execute STEP-1 under FDA’s Investigational Device Exemption; our ability to enlist clinical trial sites and enroll patients in accordance with STEP-1; the risk that the FDA stops STEP-1 early as a result of the occurrence of certain safety events or does not approve an expansion of STEP-1; our ability to maintain compliance with our obligations under our existing convertible note and warrant agreements executed with Crystal Amber Fund Limited, including our obligations to make payment on the relevant note that is due on 1 July 2019; our ability to restructure the terms of the convertible note with Crystal Amber Fund Limited that is due on 1 July 2019 if we are unable to raise sufficient funds to enable us to fully repay such note when due; obtaining and maintaining regulatory approvals required to market and sell our products; the possibility that future clinical trials will not be successful or confirm earlier results; the timing and costs of clinical trials; the timing of regulatory submissions; the timing, receipt and maintenance of regulatory approvals; the timing and amount of other expenses; the timing and extent of third-party reimbursement; intellectual-property risk; risks related to excess inventory; risks related to assumptions regarding the size of the available market; the benefits of our products; product pricing; timing of product launches; future financial results; and other factors, including those described in our filings with the U.S. Securities and Exchange Commission. Given these uncertainties, one should not place undue reliance on these forward-looking statements. We do not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events or otherwise, unless we are required to do so by law.

Executive Summary Q2 2019 Property of GI Dynamics, Inc. 380m people WW with diabetes, creating an economic cost of $2.5 Trillion by 2030 Obesity #1 risk factor for type 2 diabetes, both are risk factors for cardiovascular disease Weight loss procedures have significant complications incl. death, do not address diabetes PROBLEM TREATMENT GAP IN T2D & OBESITY FUNDRAISE $20 MILLION TO MARKET ENTRY LARGE MARKET OPPORTUNITY HIGH ROI SOLUTION ENDOBARRIER® Minimally invasive, reversible, 20 minute procedure uniquely targeting intestinal mechanisms Demonstrated efficacy in lowering HbA1c, BMI, and insulin use in ~4,000 implants Recent FDA IDE and IRB approval for U.S. pivotal study – new protocol, no device changes EndoBarrier fills a major treatment gap, addressing global metabolic disorder pandemic High value to health systems in reducing significant costs of diabetes and related care High margin, scalable, single-use implant Complete Stage 1 of U.S. pivotal trial – enrollment target: complete by end of 2019 Achieve CE Mark and initial commercialization in Europe Complete study with Apollo Sugar in India à joint venture distribution with Apollo

Diabetes: High & Growing Cost U.S. and Worldwide Q2 2019 Property of GI Dynamics, Inc. CDC 2017: http://www.diabetes.org/assets/pdfs/basics/cdc-statistics-report-2017.pdf Global Diabetes Population in 2045 ‘03 ‘05 ‘07 ‘09 ‘11 ‘13 ‘15 ‘17 $500 B –––––––––––––––––––––––––––––––––– $1 TRILLION –––––––––––––––––––––––––––––– Rising Economic Costs of Diabetes $327 B $622 B $1.3 T $2.5 T 2017 2030 2017 2030 United States Worldwide 20m U.S. adults with T2D 61.3% with diabetes have BMI >30 15.6% have an HbA1C >9% Average medical expenditures for people with diagnosed diabetes were about $13,700 per year. About $7,900 of this was directly attributed to diabetes After adjusting for age group and sex, average medical expenditures among people diagnosed with diabetes were about 2.3 times higher than expenditures for people without diabetes IDF Diabetes Atlas 8th Edition 2017 Country Reports 2017 National Diabetes Statistics Report Estimates of Diabetes & its Burden in the U.S.

Type 2 Diabetes & Obesity Treatment Gap Property of GI Dynamics, Inc. Treatment Gap SURGERY $30K Significant complications Mortality Not reversible 98% of eligible patients elect not to undergo the procedure Per Patient Costs (US) & Health Risks Obesity & Pre-diabetes MEDICATIONS $2.7K / YEAR 1 T2D + Obesity Treatment with Favorable Risk/Benefit Profile for Earlier Intervention All costs “up to” the amount shown and in USD Khan et al, Medical Care Expenditures for Individuals with Prediabetes, Population Health Management, Oct 2017. Economic Costs of Diabetes in the US 2017, American Diabetes Association KFF, Medicare Part D Spending on Insulin Increased 840 Percent Between 2007 and 2017 Doble et al, What are Rea Costs of Bariatric Surgery?, Obesity Surgery, May 2017 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3889324/ $4K / YEAR 3 INSULIN Avoid Insulin Reduce/ Eliminate Insulin $6K / YEAR 2 TYPE 2 DIABETES MEDICATIONS Treatment Gap exists because despite concurrent medication usage, including insulin for many Type 2 diabetics, <50% of patients achieve glycemic control5 4

EndoBarrier® Minimally Invasive Solution Q2 2019 Property of GI Dynamics, Inc. Thin, flexible EndoBarrier implant lines the proximal intestine: food bypasses duodenum + upper intestine EndoBarrier is removed after 12 months of treatment EndoBarrier placed and removed through a gastroscope in a 20 minute outpatient procedure

EndoBarrier® Mechanism of Action Mimics Gastric Bypass Q2 2019 Property of GI Dynamics, Inc. VAGUS NERVE GUT HORMONES Similar to Gastric Bypass (RYGB), EndoBarrier harnesses metabolic effects, utilizing the body’s own blood glucose control mechanisms: Gut Hormones Neural Circuits Bile Acids Glucose Transport “Conclusions: Duodenal-Jejunal Bypass Liner (DJBL) improves glycemic control and insulin resistance in T2D patients with obesity. DJBL also appears to induce significant weight loss in this population. Additionally, changes in gut hormones suggest mechanisms similar to RYGB.”

Demonstrated Clinical Effect on HbA1c and Weight Q2 2019 Property of GI Dynamics, Inc. PI Study Title Subjects Type Presented HbA1c Weight EB Control Benes The duodenal-jejunal bypass liner (EndoBarrier) for the treatment of type 2 diabetes mellitus in obese patients – efficacy and factors predicting optimal effects 45 24 RCT DDW 2016 ↓ 4.3% EWL: 15% Cinkajzlova   Circulating lipopolysaccharide and gut permeability in obese patients with type 2 diabetes: the influence of surgical and endoscopic interventions 15 15 (gastric) 10 (ctrl) RCT EASD 2017 ↓1.7% BMI: ↓ 3.7 Guenthert   Improvement in Glucose Metabolism After Bariatric Surgery: Comparison of Laparoscopic Roux-en-Y Gastric Bypass and Duodenal-Jejunal Bypass Liner 27 27 (RYGB) RCT DDW 2017 ↓17.5% Relative TWL: ↓15% Holtmann Improvement of Liver and Glycemic Parameters After Duodenal-Jejunal Bypass Sleeve (DJBS) Insertion 20 10 RCT DDW 2017 n/a ↓11.3 kg Jirapinyo The effect of the duodenal-jejunal bypass liner on glycemic control in type-2 diabetic patients with obesity: a meta-analysis with secondary analysis on weight loss and hormonal changes 431 54 Meta-Analysis DDW 2017 Diabetes Care 2018 ↓1.3% (↓1.4%) ↓12.6kg EWL: TWL: Ryder, Sen Gupta REVISE-Diabesity Study: One Year Efficacy, Safety and Tolerability Outcomes of Endoscopic Duodenal Exclusion Using EndoBarrier® as an Adjunct to GLP-1 48 24 RCT ADA 2017 ↓2.1% ↓11.3 kg Laubner Comparative Efficacy & Safety of the Duodenal-jejunal Bypass Liner in Obese Patients with T2DM 111 222 Case Control ADA 2017 ↓1.3% ↓14.7kg Endpoint Change # Studies # Patients HbA1c reduction at explant 1.3%* (15.5%) 14 431 Reduction v Control 0.9%* (10.8%) 4 123 HbA1c reduction 6 months post explant 1.0%* (11.9%) 2 99 Total body weight reduction 12.6kg (14.0%) 10 395 ADA Diabetes Care: EndoBarrier Meta-Analysis * absolute %-point drop in A1Cs > 1,000 patients in recent trials

EndoBarrier® Positive Patient Impact Q2 2019 Property of GI Dynamics, Inc. “Patients included here are typical of our EndoBarrier treated patients, with some demonstrating additional benefits over and above weight and HbA1c.” – Dr. Robert Ryder, PI for EndoBarrier® Trials Sandwell and West Birmingham, UK Hospital NHS Trust • View online: ABCD REVISE Study ~4,000 EndoBarrier implants Begin Treatment Post Removal (30 mos.) Begin Treatment Post Removal (30 mos.) Begin Treatment Post Removal (42 mos.) Insulin 42 units daily No Insulin Needed ALT = 86 U/L (Fatty liver) ALT = 11 U/L (Normal) Insulin 260 units daily No Insulin Needed ▶︎ Watch Video: Patient Testimonials A1c ↓2.1% A1c ↓6.4% A1c ↓2.6%

Strong Safety Profile, Improving with Time & Experience Q2 2019 Property of GI Dynamics, Inc. EndoBarrier adverse event rates have declined significantly over time due to numerous refinements, including clinician training and patient selection EndoBarrier risk is associated with implanted time only; no long-term sequelae or risks have been identified post removal In August 2018, FDA approved IDE for the U.S. pivotal study n=600 n=2,672 n=514 30 day SAE rate for RYGB = 5%, incl. death2 In February 2019, IRB approval received for U.S. pivotal study 2. Aterbern et al, Comparative Effectiveness and Safety of Bariatric Procedures for Weight Loss: A PCORnet Cohort Study, Annals of Internal Medicine, 4 December 2018 1. GI Dynamics, Inc. Internal Complaint Handling System data

U.S. Pivotal Study Design & Target Timeline Q2 2019 Property of GI Dynamics, Inc. Property of GI Dynamics, Inc. Primary Endpoint Reduction of HbA1c at 1 year after implant Secondary Endpoints Weight, HOMA-IR, NAFLD / NASH, CV, Insulin avoidance Randomization 3 EndoBarrier : 1 Control Control Double-blinded, sham procedure control Stages Stage 1: 50 EndoBarrier / ~17 control Stage 2: 130 EndoBarrier / ~43 control U.S. Pivotal Trial, STEP-1: Single Therapy Euglycemic Procedure 2020 Q1 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q2 Q3 Q4 2019 Site Selection complete – IRB Approval – Stage 1 Enrollment Start – Stage 1 Enrollment End – Stage 1 Safety Review – Stage 2 Approval – Stage 2 Enrollment Start – Stage 1 Implants Removed – 2021 Q1 Q2 Q3 Q4 IDE Approval–

Apollo Sugar Clinical Trial and Planned Partnership Q2 2019 Property of GI Dynamics, Inc. Apollo Sugar Study in Collaboration with GI Dynamics Primary Endpoint Reduction in HbA1c at 1 year Secondary Endpoints Weight, HOMA-IR, NAFLD / NASH, CV, Insulin avoidance Study Size 100, 5 leading Apollo Sugar clinical sites Randomization 3 EndoBarrier : 1 Control GI Dynamics Cost ~$1m over life of study Apollo HospitalsLargest private hospital system in India, >65m patients in 141 countries treated Apollo SugarApollo Hospitals & Sanofi partnership focused on treatment of diabetes “We believe EndoBarrier can provide a novel and powerful clinical tool for our clinicians, and we look forward to studying EndoBarrier in our hospitals for patients based in India and Southeast Asia.” – Gagan Bhalla, CEO of Apollo Sugar Enrollment Start – Enrollment End – Implants Removed – India Trial Data Apollo Sugar Partnership – 2020 Q1 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q2 Q3 Q4 2019 2021 Q1 Q2 Q3 Q4

Anticipated Commercial Milestones and Estimated Revenue Q2 2019 Property of GI Dynamics, Inc. India Trial Start - CE Mark - India CE Mark India Trial Data - India Commercialization w/Apollo Sugar JV Select EU/ME country commercialization (UK, Germany, Saudi Arabia, UAE, Qatar) CDSCO Submission / Approval Development and Commercialization 2019 2020 2021 2022 2023 2024 2025 Combined peak sales in these markets could exceed $2.4 billion by 2029 With successful Stage 2 of U.S. pivotal trial and near-term revenue, liquidity options could materialize within 5 years US FDA Submission FDA Stage 1 Safety Review - Stage 2 US Commercialization

Scientific Advisory Board Property of GI Dynamics, Inc. Gastroenterology Manoel Galvao Neto, MD Sao Paulo, Brazil Thomas Rösch, MD Hamburg, Germany Gerald Holtmann, MD Brisbane, Australia David Cummings, MD Washington, DC USA Carel le Roux, MD, PhD Dublin, Ireland Endocrinology Judith Korner, MD New York, NY USA Ricardo Cohen, MD Sao Paulo, Brazil Jan Willem Greve, MD, PhD Heerlen, Netherlands Francesco Rubino, MD London, UK Philip Schauer, MD Cleveland, OH USA Metabolic Surgery Allon Friedman, MD Indianapolis, IN USA Infectious Disease Steven Opal, MD Providence, RI USA Q2 2019 Renal Disorders

Experienced Leadership – Healthcare, Operations, M&A Janell Shields – Manager Marketing & I.R. Steve Linhares – VP of Clinical & Regulatory Scott Schorer– President & CEO Charley Carter – Chief Financial Officer Paul Pelletier – Director of Quality Scott Schorer President & CEO 20+ years as executive in medical device, biologics, healthcare IT companies Significant early-stage, new product experience Raised >$120m through private equity, public equity and debt financings Systagenix Wound Management; IST; CentriMed/Global Healthcare Exchange (GHX) US Army, Airborne Ranger Executive Dan Moore Chairman Juliet Thompson Oern Stuge, MD Tim Barberich 20+ years experience healthcare banking Nomura Code: Founder, Head Corporate Finance: executed >150 life sciences transactions, including 40 IPOs raising more than €4bn NED: Nexstim (NXTMH.HE), Novacyt (NYCT.L), Vectura PLC (VEC.L) 40+ years in medical device and pharmaceutical companies Sepracor: Founder & CEO (NASDAQ: SEPR) Sold to Dainippon for $2.6Bn NED: BioNevia, Verastem (NASDAQ: VSTM), TScan Therapeutics, Frequency Therapeutics Physician with 30+ years in medical device, health care and life sciences companies Medtronic: 12 years in multiple senior management roles NED: Lumenis, Mainstay Medical (MSTY.PA), Balt Extrusion, Pulmonx, Phagenesis, OrthoD Ltd, EchoSens SA 30+ years in medical device companies Boston Scientific: 18 years in domestic and inter-national sales, operations and executive management in global medical device manufacturing. Served as CEO of Cyberonics, Inc. NED: LivaNova (NASDAQ: LIVN), ViewRay (NASDAQ: VRAY), Epilepsy Foundation of America, BioHouston, Weldon School of Bio-engineering, BrainScope Non Executive Directors Q2 2019 Property of GI Dynamics, Inc. Leadership Team Over 90 years experience in medical devices

US Intellectual Property 76 issued and pending U.S. and non-U.S. patents 38 issued U.S. patents and maintain 7 pending U.S. patent applications OUS Intellectual Property 10 issued patents in the European Patent Convention region (including Germany and the United Kingdom) 5 pending PCT applications and 15 pending foreign patent applications across Europe, China, Hong Kong, India, and Israel. Coverage Our patents and patent applications cover, but are not limited to, the following areas: Implant: Liner and anchor Systems: Delivery and removal systems Device placement Treatment alternatives Our current issued patents expire between 2023 and 2031 Expanded Intellectual Property Portfolio Q2 2019 Property of GI Dynamics, Inc.

Raising $20M to Enter Market Ex-U.S., Advance US Pivotal Q2 2019 Property of GI Dynamics, Inc. Stage 1 U.S. pivotal trial enrollment target complete by end of 2019 India trial enrollment target complete by late 2019 CE Mark award targeted by late 2019 followed by limited commercial launch Use of proceeds U.S. pivotal trial STEP-1 (stage 1 of 2)$ 10m Corporate G&A$ 6m India clinical trial$ 1.5m Ongoing R&D and IP protection$ 1.5m CE Mark $ 0.5m Focused sales activities $ 0.5m $20m Equity Raise: funding to reach major inflection points

Conclusion Q2 2019 Property of GI Dynamics, Inc. Turnaround efforts have largely been completed with much success New leadership has shown consistent execution while maintaining lean expenditures FDA approved Stage 1 of U.S. pivotal trial Partnership with Apollo Sugar to further study EndoBarrier in India Unique implant with a well characterized Benefit : Risk Profile with significant clinician support Company is laser-focused on execution of clinical trials and CE Mark efforts Committed current investors Company history and current pricing provide significant upside opportunity World-class team of Scientific Advisors, Board of Directors, and Management- committed to providing new treatment options for type 2 diabetes/obesity patients while bringing EndoBarrier to market and maximizing shareholder value

Q2 2019 Property of GI Dynamics, Inc. Thank you